Exhibit 99.1 Exhibit 99.1 Avatech Solutions, Inc. Avatech Solutions, Inc. OTC BB:AVSO George Davis President and CEO December 12 th 2007

Forward-Looking Statement
This presentation contains forward-looking statements about the expectations, beliefs, plans,  intentions, and strategies of Avatech Solutions, Inc. There are a number of important factors that could cause actual results to differ materially from those anticipated by any forward-looking information. Statements that are not historical in nature, including those that include the words "goal," "expect," "anticipate," "estimate,"
"should," "believe," "intend," and similar expressions, are based on current expectations, estimates and projections about, among other things, the industry and the markets in which Avatech operates, and they are not guarantees of future performance.
Whether actual results will conform to expectations and predictions is subject to known and unknown risks and uncertainties, including risks and uncertainties discussed in this report; general economic, market, or business conditions; changes in interest rates, and demand for our products and services; changes in our competitive position or competitive actions by other companies; the ability to manage growth; changes in laws or regulations or policies of federal and state regulators and agencies; and other circumstances beyond our control. Consequently, all of the forward-looking statements made in this presentation are qualified by these cautionary statements, and there can be no assurance that the actual results anticipated will be realized, or, if substantially realized, will have the expected consequences on our business or operations.

Who We Are
A National Design Automation and Technology Services Company
• A dominant provider in the US Design, Automaton Software and Services markets.
• Largest U.S. based Autodesk (Nasdaq: ADSK) Solution Provider
• Software, Consulting, implementation, customization, training, and support
Providing solutions that radically improve the way clients design, develop, and manage projects, products, and facilities
With an industry-focused services organization with unrivalled experience and expertise

Avatech Solutions Our customers not only see, but also experience, their designs before they are real, empowering them to save time and money, improve quality and foster innovation

Client Rendering

Markets We Serve Trusted Experts in Delivering Design, Engineering and Facilities Management Technology Solutions Facilities Management Building Design Mechanical Design Civil, Survey, and Mapping

Why we Win
Industry experts
• 85 Engineers – Core Value
National footprint and support capabilities with
focused regional support
A trusted business advisor
Unrivalled industry expertise; proven
methodologies
Customers view us as a committed partner that
injects innovation into their business practices

Avatech’s History $51 $40 $32 $28 $23 $0 $10 $20 $30 $40 $50 $60 $70 FY 2003 FY 2004 FY 2005 FY 2006 FY 2007 MM MM MM MM MM

BLACK & DECKER

FEATHERLITE TRAILERS

DURRANT

valmont

3M

HDR

Dewberry®

Constellation Energy

GM

AUBURN UNIVERSITY

BAUER COMPRESSORS

Pella

BSB DESIGN

Marriott

EA®

Bertch

SHIVE HATTERY

BSA LifeStructures

MILLER LEGG
Improving Communities. Creating Environments.

NORTEL

City of Omaha

GHAFARI

State of Delaware

SIEMENS

DÜRR

CATERPILLAR®

Ford

AVATECH SOLUTIONS

18,000 Clients

St. Paul, MN
Detroit, MI
Cedar Rapids, IA
Baltimore, MD
Omaha, NE
Chicago, IL
Cleveland, OH
Des Moines, IA
Richmond, VA
Virginia Beach, VA
Denver, CO
Indianapolis, IN
Greensboro, NC
Chapel Hill, NC
Raleigh, NC
Charlotte, NC
Phoenix, AZ
Dallas, TX
Houston TX
Tampa, FL

AVATECH SOLUTIONS

National Resources, Local Service

Avatech Current Snapshot
Growth strategy successful – 50M+ sales
Recommended and respected brand
One of Autodesk’s largest integrators worldwide
18,000 Clients/Valuable installed base
Industry leading work force and technical
competency
Focused on profitability
Emphasis on services business
Strong platform – poised for profitable growth

Revenue Growth from 2003
$16.6
$22.5
$26.1
$32.2
$39.8
$5.5
$6.1
$7.4
$10.7
$5.9
$0
$5
$10
$15
$20
$25
$30
$35
$40
$45
$50
$55
FY 2003 FY 2004 FY 2005 FY 2006 FY 2007
Software Sales Services
21.2%
of
Revenues
$22.5
$32.2
$50.5
$28.0
$39.6
Focus on Services Growth

Earnings Trend
$(3.8)
$(0.9)
2.2
-0.6
0.5
$0.1*
$(5.0)
$(4.0)
$(3.0)
$(2.0)
$(1.0)
$-
$1.0
$2.0
$3.0
FY 2003 FY 2004 FY 2005 FY 2006 FY 2007 FY 2008
* Excluding Proprietary Software Sale of $1.9MM.
Focus on
Profitability
Q1

Enhanced Balance Sheet
$1.06
$0.04
$0.00
$0.00
$0.20
$0.40
$0.60
$0.80
$1.00
$1.20
FY 2005 FY 2006 FY 2007
Long-term debt has been eliminated. …while shareholder’s equity including preferred stock has grown to $9.8MM.
Focus on Shareholder Value
0
$(1.3)
$4.9
$9.8
($2.0)
$0.0
$2.0
$4.0
$6.0
$8.0
$10.0
FY 2005 FY 2006 FY 2007

Profitability Focus
Expense Management
• $3M reduction in SGA – Annualized
• SGA as a % of sales significantly reduced
Streamlined organization
• Sales and services focus
Company wide accountability in place
Collaborative focus on expense containment and
margin improvement

Financial Highlights
22.4% Annual Revenue Growth from FY03
First Quarter FY08 Profitable – will continue
Enhanced Balance Sheet
• Elimination of Long Term Debt
• $9.8MM positive Shareholder’s Equity as of Q1FY08
• $1.3MM deficit in Q1 FY06
Positive Cash Flow from Operating
Activities in FY07

Market Situation The restructuring of the design professions is being driven by new methods, processes technologies, demographics, values and behaviors Avatech is positioned to exploit the revolution

Avatech Positioned to Grow
Avatech’s Position Market Dynamics
Service and integration
requirements fit our services
sweet spot. Our Professional
Services Team are experts at
bringing all the parts of the
digital design world together
The market is moving from
stand alone point solutions to
integrated platforms:
BIM, Digital Prototyping, Data
and Asset Management and
Collaboration needs continue
to grow rapidly
Ability to leverage a large
installed base movement to 3D
modeling
Adoption of Advanced
Modeling Technology is
growing rapidly

• Gov’t-driven
Improvements
• Improve Site
Development
• Emergency Response
$1.5BN
CAD Solutions
• Urban Renewal
• Building Information
Modeling (BIM)
• Sustainable Design
• Green Building
$3BN
CAD Solutions
• Globalization
Collaboration needs
drive PDM/PLM
• Shorter Product
Lifecycles
• Virtual prototyping
Transition
from drafting
to modeling
and integrated
solutions is
accelerating
$12BN
PLM Solutions
$8BN
CAD/CAM Solutions
Sector Drivers
Market
Drivers
Global Market
Size*
Market Opportunities
Building
Infrastructure
Source: Daratech and Autodesk Internal Research
Manufacturing

Growth Strategy
Focuses on expanding our offerings, geography and people with a clear emphasis on growing our Services business.
Add new solution offerings, offer additional services
and continue development of new value add
solutions to fill voids in existing markets.
Diversification
Target companies with profitable operations and
$5-15MM in revenues in new geographic regions,
with an emphasis on services. Must be accretive.
Acquisitions
Increase efforts to attract and retain highly qualified
professionals, including sales application
engineers, and technical consultants.
Workforce
We will exploit our technical expertise in support of
the evolving integrated design process economy.
Organic Growth

Future Direction
FY2008 focus on profitability and modest revenue growth.
Next 3-5 Years:
• Targeting 10-20% annual revenue growth to achieve a $100MM revenue run rate in the next 3-5 years
• Increase Net Income
• Increase Services Revenues to 30-40% of Total Revenues and
increase the Gross Margin
• Target profitable
companies with $5-
15MM in Revenues
• Opportunity for
increased Services
Revenues
ACQUISITIONS
• Offer other value
add solutions and
services to existing
customers
• Continue Facilities
Management
expansion
DIVERSIFICATION
• Ramp up existing
hires
• Increase utilization
of technical
personnel
SERVICES
GROWTH DRIVERS

Investment Highlights
A dominant provider in the U.S. Design Automation software and services market
In a position to lead the restructuring of the Design Industry
Preferred position with Autodesk (Nasdaq:ADSK) – the world’s largest provider of design automation software
Profitable and growing consulting services group
Compelling growth opportunity in 3D modeling design
conversions, integrated design platforms and Facilities
Management
Proven management Team supported by strong Board of
Directors
Diverse customer base, with no single customer generating more that 2% of revenue
Focus on profitability and service growth

Thank You